UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

XTI AEROSPACE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8123 InterPort Blvd., Suite C Englewood, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 680-7412

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	XTIA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 15, 2024, XTI Aerospace, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report, among other events, the completion of its previously announced acquisition of XTI Aircraft Company (“Legacy XTI”) on March 12, 2024.

This Current Report on Form 8-K/A amends the Original Form 8-K to include (i) the audited consolidated financial statements of Legacy XTI as of and for the years ended December 31, 2023 and 2022, (ii) Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy XTI for the years ended December 31, 2023 and 2022 and (iii) the unaudited pro forma condensed combined financial information of the Company and Legacy XTI as of and for the year ended December 31, 2023, giving effect to the acquisition of Legacy XTI as if it had occurred on January 1, 2023.

Except as described above, this Current Report on Form 8-K/A does not amend, update, or change any other items or disclosures in the Original Form 8-K and does not purport to reflect any information or events subsequent to the filing date of the Original Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Financial Information

The audited financial statements of Legacy XTI as of and for the years ended December 31, 2023 and 2022 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited pro forma condensed combined financial information of the Company and Legacy XTI for the year ended December 31, 2023 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy XTI for the years ended December 31, 2023 and 2022 is attached hereto as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited financial statements of Legacy XTI as of and for the years ended December 31, 2023 and 2022 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company and Legacy XTI for the year ended December 31, 2023 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Marcum LLP.
99.1	Audited financial statements of XTI Aircraft Company as of and for the years ended December 31, 2023 and 2022.
99.2	Unaudited pro forma condensed combined financial information of the Company and Legacy XTI for the year ended December 31, 2023.
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy XTI for the years ended December 31, 2023 and 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTI AEROSPACE, INC.

Date: May 28, 2024	By:	/s/ Scott Pomeroy
	Name:	Scott Pomeroy
	Title:	Chief Executive Officer

3